================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2002

                                 WorldCom, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Georgia                    0-11258                  58-1521612
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                   Identification Number)
      Incorporation)

                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (601) 460-5600

================================================================================

ITEM 5. OTHER EVENTS.

      On May 21, 2002, the Company issued a press release relating to the conversion of shares of MCI group common stock into shares of WorldCom group common stock, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

      Additionally, on May 22, 2002, the Company mailed a notice of conversion to holders of record of the Company's MCI group common stock as of that date. A copy of the notice is filed as Exhibit 99.2 hereto and incorporated by reference herein.

ITEM 7 (C). EXHIBITS.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WORLDCOM, INC.



Date:  May 22, 2002                         By: /s/ Scott D. Sullivan
                                               ---------------------------------
                                               Scott D. Sullivan
                                               Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

99.1                          Press Release Dated May 21, 2002

99.2 Notice of conversion to holders of record of WorldCom, Inc. MCI group common stock on May 22, 2002